Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ (87)	$ 1	$ 5
Actuarial (gains) losses due to demographic assumptions	20	18	(11)
Actuarial (gains) losses due financial assumptions	(196)	180	216
Total	$ (263)	$ 199	$ 210